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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported February 8, 2007

                         HAMPTON ROADS BANKSHARES, INC.
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             (Exact name of registrant as specified in its charter)

            Virginia                   005-62335               54-2053718
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  (State or other jurisdiction        (Commission             (IRS Employer
       of incorporation)              File Number)         Identification No.)

             999 Waterside Drive, Suite 200, Norfolk, Virginia 23510
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               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (757) 217-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

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ITEM 8.01.   OTHER EVENTS.

         On February 8, 2007, Hampton Roads Bankshares, Inc. issued a press release announcing it will participate as a presenter in the Southeast SuperCommunity Bank Conference to be held in Atlanta on February 14 and 15, 2007. A copy of the press release is furnished herewith as Exhibit 99.1(a).

(d)    EXHIBITS:

EXHIBIT NO.   EXHIBIT TITLE
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99.1(a)       Press release issued February 8, 2007.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  Hampton Roads Bankshares, Inc.


Date: February 8, 2007                            By: /s/ Jack W. Gibson
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                                                      Jack W. Gibson
                                                      President and
                                                      Chief Executive Officer